EXHIBIT 99.1
XATA Raises $30M in Financing, Acquires Turnpike Global
Friday, December 04, 2009
MINNEAPOLIS, December 4, 2009—XATA Corporation (Nasdaq: XATA), today announced it has received $30 million in funding from Technology Crossover Ventures (TCV) and Trident Capital, and that it has purchased Ontario Canada-based Turnpike Global Technologies (Turnpike) for $20 million in cash and stock.
TCV is one of the largest venture capital firms focused solely on information technology, with more than $7.7 billion under management. Its investment in XATA will facilitate the acquisition of Turnpike and provide added capital to accelerate XATA’s growth, eliminate debt and strengthen its balance sheet. Trident Capital—a longtime XATA investor—is also participating in the new investment.
“XATA Corporation is a strategic portfolio company that brings strong technology and management leadership and exemplifies the tremendous growth potential in the transportation management market,” said Woody Marshall, TCV general partner. “We are pleased to invest in the company and we look forward to working with the XATA team to further accelerate its expansion.”
Purchasing Turnpike, a PDA-based fleet operations solutions provider, will allow XATA to continue its growth strategy by expanding XATA’s addressable market to include small and medium-size fleets in North America and key vertical markets, such as Less Than Truckload (LTL) and beverage, where Turnpike’s product functionality meets specific customer needs. With the acquisition, XATA has more than 100,000 systems deployed with over 1,400 customers across North America. The acquisition will also expand XATA’s product portfolio and expertise in the PDA market and distribution through channel partners, such as Sprint and AT&T.
“TCV has a strong reputation and history of success,” said Jay Coughlan, president and CEO of XATA. “Our alignment with TCV and the acquisition of Turnpike are clear indicators of our intention to aggressively move forward as a leading provider of Fleet Performance Management solutions. This alignment also reinforces our strategy of continuing to consolidate the market through strategic acquisitions. With the Turnpike acquisition, we significantly expand the markets we service, more easily expand our hardware flexibility to PDAs and better fulfill our mission of serving the market overall.”
“This is an exciting milestone for our company. XATA is a recognized leader of fleet optimization solutions and the perfect company for us to scale our growth,” said Brendan Staub, president and chief executive officer of Turnpike. “Jointly, we can go to market with solutions ranging from self-explanatory products to totally integrated systems that will create exciting growth opportunities for our customers and our employees.”
Under the acquisition, Turnpike will operate as a division of XATA, with Turnpike’s divisional management reporting to the XATA executive team. Turnpike’s fleet operation applications, such as its end-to-end fuel tax process, are a perfect complement to XATA’s XATANET Fleet Performance Management solution.
About TCV
Technology Crossover Ventures (TCV), founded in 1995, is a leading provider of growth capital to technology companies, providing funds to later-stage private and public companies. With $7.7 billion in capital under management, TCV has made growth equity and recapitalization investments in over 170 companies leading to 45 initial public offerings and more than 30 strategic sales or mergers. Representative investments include Altiris, eHarmony, Expedia, Fandango, Liquidnet, Netflix, RealNetworks, Redback Networks, Solect Technology, TechTarget, Travelport, Webroot, and Zillow. TCV has 11 partners and is headquartered in Palo Alto, California. For more information about TCV, visit www.tcv.com.

About Trident Capital
Trident Capital is a venture capital and private equity firm founded in 1993 by industry veterans. Since then, the firm has grown to more than 20 investment professionals with $1.5 billion under management invested in more than 150 companies. The firm’s active investment approach has helped dozens of companies, such as MapQuest and iRobot, to realize successful exits. Trident specializes in business services, information services and software, including technology-leveraged outsourcing and processing for healthcare and insurance, marketing and sales, and enterprise software for security, communications and mobility.
Trident’s partners have over 100 years of collective operating experience, and bring extensive industry knowledge and contacts to entrepreneurs and their teams to help them achieve the level of success they deserve. Dedicated to building businesses with strong infrastructures and putting them on the path to profitability, Trident works with innovative businesses to help them maximize their growth potential.
About Turnpike Global Technologies
Based in Toronto, ON, Turnpike Global Technologies provides simple solutions to the transportation industry that result in immediate cost savings. Turnpike has been recognized as the first company in North America to fully automate, from end-to-end, the fuel and mileage tax process required by the International Fuel Tax Agreement (IFTA). Its RouteTracker, a fleet management device, connects directly to the engine diagnostic port of medium and heavy duty trucks to collect and report on operational statistics, GPS position and automate compliance information. RouteTracker interacts with various handheld devices using Bluetooth as a wireless in-cab communication medium. The information collected by RouteTracker is made available to the end-user via web-based reporting. RouteTracker installation takes an average of only 10 minutes per truck.
About XATA
XATA (NASDAQ:XATA) is the expert in optimizing fleet operations by reducing costs and ensuring regulatory compliance for the trucking industry. Our on-demand software and services help companies manage fleet operations, enhance driver safety and deliver a higher level of customer satisfaction. Offered through a fee-based subscription service, XATA affordably oversees every truck in an organization’s fleet. XATA provides expert services to develop the business processes required to deliver the profitability, safety and service levels demanded by today’s competitive transportation environments.
Based in Minneapolis, Minnesota, XATA revolutionized the trucking industry by being the first to introduce electronic driver logs and exception-based management reporting with automatic fleet information updates, giving our customers access to vehicle data, anywhere, anytime.
Cautionary note regarding forward-looking statements. This announcement includes forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Such statements are based on current expectations, and actual results may differ materially. The forward-looking statements in this announcement are subject to a number of risks and uncertainties including, but not limited to, the possibility of continuing operating losses, the ability to adapt to rapid technological change, cost and difficulties we may face in integrating the businesses of XATA and GeoLogic Solutions, dependence on positioning systems and communication networks owned and controlled by others, the receipt and fulfillment of new orders for current products, the timely introduction and market acceptance of new products, the ability to fund future research and development activities, the ability to establish and maintain strategic partner relationships, and the other factors discussed under “Risk Factors” in Part IA, Item 1 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2008 (as updated in our subsequent reports filed with the SEC). These reports are available under the “Investors” section of our Web site at www.xata.com and through the SEC Web site at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.